UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                  APRIL 21, 1999
                                                                  --------------


                             Catalina Lighting, Inc.
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             (Exact name of registrant as specified in its charter)


                Florida                                  1-9917                                 59-1548266
---------------------------------------------------------------------------------------------------------------
(State or other jurisdiction of                (Commission File Number)            (IRS Employer Identification
       incorporation)                                                                               No.)

                  18191 N.W. 68th Avenue, Miami, Florida 33015
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                    (Address of principal executive offices)


Registrant's telephone number, including area code                (305) 558-4777
                                                                  --------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.           OTHER EVENTS

Amendment to By-Laws - Section 2.9 - Quorum of Stockholders.

ITEM 7.           FINANCIAL STATEMENTS PRO FORMA AND EXHIBITS

(c)      EXHIBITS:

10.166             Amended and Restated By-Laws of Catalina Lighting, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CATALINA LIGHTING, INC.
                                                    (Registrant)


Date: April 28, 1999                           By: /S/ ROBERT  HERSH
                                                   -----------------------------
                                                   Robert Hersh
                                                   Chairman,  President and
                                                   Chief Executive Officer

                                 EXHIBIT INDEX


EXHIBIT      DESCRIPTION
-------      -----------

10.166       Amended and Restated By-Laws of Catalina Lighting, Inc.